PAINEWEBBER UTILITY INCOME FUND                                   ANNUAL REPORT


PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in PaineWebber Utility Income Fund (A) and the S&P 500 Index and the S&P Utility Index.

[GRAPH]

S&P 500
S&P Utility
PaineWebber Utility Income Fund (A)

Past performance is not predictive of future performance.
The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different classes.

The graph depicts the performance of PaineWebber Utility Income Fund (A) versus the S&P 500 Index and the S&P Utility Index. It is important to note PaineWebber Utility Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


AVERAGE ANNUAL TOTAL RETURN


                                                                          Commencement of
                                                      Twelve Months          Operations
                                                      Ended 3/31/97       Through 3/31/97+

                                       Class A*           7.8%                  5.2%
    % Return Without Deducting
         Maximum Sales Charge          Class B**          7.1%                  4.4%

                                       Class C***         7.1%                  4.4%


                                       Class A*           3.0%                  3.9%
    % Return After Deducting
         Maximum Sales Charge          Class B**          2.1%                  4.0%

                                       Class C***         6.1%                  4.4%

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
**  Maximum contingent deferred sales charge for Class B shares is 5.0%
    and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 1.0%
    and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of operations was July 2, 1993, for Class A, Class B and Class C shares.
The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT

PAINEWEBBER UTILITY INCOME FUND
FUND PROFILE

-GOAL:
    Current income and capital appreciation

-PORTFOLIO MANAGERS:
    Karen L. Finkel/MH
    Asset Management
    Inc., Sr. Vice President;
    Julianna M. Berry,
    Vice President;
    James F. Keegan,
    Sr. Vice President

-TOTAL NET ASSETS:
    $34.0 million

-DIVIDEND PAYMENTS:
    Quarterly

                                                                   May 14, 1997

Dear Shareholder,
We are pleased to present you with the Annual Report for PaineWebber Utility Income Fund for the year ended March 31, 1997.

GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

    Continued strong corporate earnings growth and low inflation helped lead the equity markets to a series of record highs over the past year. With a few exceptions, almost all stocks rose during the period, led by the largest companies in the equity indices. The Dow Jones Industrial Average reached several milestones, blitzing past 6,000 in July 1996 and surpassing 7,000 for the first time in February 1997, before slipping somewhat toward the end of the period.
    Income-producing stocks, however, could not escape the prospect of rising short-term interest rates and the regulatory uncertainty surrounding telecommunications and electric utility companies. In the first quarter of this year, stock volatility and rising rates made many investors wonder how long the bull market could continue. After signs of a strengthening economy reignitedinflationary fears, the Federal Reserve raised short-term interest rates 25 basis points in March. (A basis point is one one-hundredth of a full percentage point.) This move hurt virtually all sectors of the fixed income market, stocks in general and utilities stocks in particular. This is not surprising given utilities stocks' high interest rate sensitivity.
    Equally detrimental to utilities stock performance was the continuing drama of local and long distance telephone regulation. The fact that these regulations have not been clarified has concerned utility investors and kept many of them on the sidelines until the long-term effects of deregulation are understood.
    Looking ahead, we believe that regulatory change will reshape the industry, reward profitability and productivity and ultimately reward shareholders of the better-managed companies. With that in mind, we continue to search for the best companies we believe will be the long-term beneficiaries of this massive industry restructuring.

PORTFOLIO REVIEW & OUTLOOK
--------------------------------------------------------------------------------

    The Fund's total return for the year ended March 31, 1997 without deducting sales charges was 7.8% for Class A shares, 7.1% for Class B shares and 7.1% for Class C shares. The Fund's total return for this period, after deducting the maximum applicable sales charges, was 3.0% for Class A shares, 2.1% for Class B shares and 6.1% for Class C shares. These returns compare to a 4.7% gain for the NYSE Utilities Index. Please keep in mind that the Index is unmanaged and is not available for investment.
    At March 31, 1997, we held 86% of the Fund's net assets in stocks, with the balance allocated to bonds and cash. We believe this portfolio weighting will keep the Fund in line with the asset allocation of its peers, which, by and large, do not maintain significant fixed income positions.

OUR STRATEGY

While considerable uncertainty remains concerning how regulatory changes will play out in telecommunications, we maintain our long-term commitment to this industry. As of March 31, 1997, this sector made up 18% of the Fund's net assets. In general, we believe deregulation will ultimately expand diversification opportunities for all telecommunications providers, including allowing long distance companies to offer local telephone service, which they were previously denied. We are seeking long-term growth opportunities in companies in the telephone and communications industries that we believe will be rewarded once regulatory issues are finally interpreted. Consistent with this strategy, we remain cautious about the prospects of regional Bell operating companies (RBOCs) and their ability to compete in a deregulated environment. We therefore reduced our position in RBOCs during the period.
    Mergers and acquisitions were another important factor in telecommunications over the past year. The announcement of the British Telecommunications PLC acquisition of MCI Communications benefited the Fund. We sold our position in MCI on the announcement of this acquisition. Long distance provider WorldCom's acquisition of local telecommunications firm MFS Communications Company--a Fund holding at the time--also benefited performance.
    Deregulation is also an issue in the electric utility sector, though its rollout will be more gradual than in telecommunications, since it is carried out on a state-by-state basis. We believe that, as legislative uncertainty ebbs as it did (in California in mid 1996), investors' worst fears will be allayed and depressed valuations will improve among affected electric utilities. We believe interest rate fears that arose in the first quarter of 1997 have distracted investors from the fundamentals, and it is our view that the negative sentiment, over time, will abate.

PAINEWEBBER
UTILITY INCOME
FUND INC.

Top Ten Holdings*
(%of net assets as of
March 31, 1997)

Nicor 27%
----------------------
FPL Group Inc. 24%
---------------------
MCN Energy Group Inc.
23%
---------------------
Nipsco INDS Inc. 23%
---------------------
Excel Realty tr.Inc. 22%
---------------------
Wisconsin Energy
Group 22%
---------------------
Edison International
21%
---------------------
Starwood Lodging 21%
---------------------
Crescent Real Estate
Properties 21%
---------------------
Spieker Properties Inc.
20%
---------------------

*Holdings subject to change

OUR HOLDINGS

Our performance may have been held back somewhat by our small position in international utilities, strong performers in the sector during the period, compared with many funds in the Lipper universe that are global in focus; 1.3% of Fund net assets were in this sector on March 31, 1997.
    The Fund's prospectus mandates that at least 65% of portfolio assets are held in utilities securities, allowing up to 35% of assets to be invested outside this sector. We have utilized that allowance to reduce our bond position and to deploy those assets in Real Estate Investment Trusts (REITs), public companies that invest in real estate assests and are required to return most of their earnings to shareholders in the form of dividends.
    We believe REITs offer outstanding total return opportunities, through potential price appreciation and attractive dividend yields as well as potentially lower interest rate sensitivity than electric utility stocks. As of March 31, 1997, REITs comprised 18% of the Fund's net assets (includes stocks from two subcategories-- Real Property and Financial Services).
    Our REIT position contributed significantly to performance for the past year. Within this sector, we have concentrated on those companies serving markets with the most attractive supply/demand charact-eristics. We are seeking long-term opportunities that we believe offer the best of the REITs industry-- income producing equities with attractive current income and capital appreciation potential. Two REITs we believe meet these criteria include luxury hotel REIT Starwood Lodging Trust, in which supply has been constrained, and Crescent Real Estate Equities Company a leader in the office sector, where new construction has been negligible and demand is growing in its geographic markets.

    As always, we appreciate the opportunity to report to you on the Fund's activities. We thank you for your continued support and welcome any questions or comments you may have.

Sincerely,


/s/ Margo Alexander                                 /s/ Julianna M. Berry
---------------------                               ---------------------
MARGO N. ALEXANDER                                  JULIANNA M. BERRY
President,                                          Vice President,
                                                    Mitchell Hutchins Asset
Mitchell Hutchins                                   Management Inc.
Asset Management Inc.
                                                    Portfolio Manager,
                                                    PaineWebber Utility
/s/ Karen Finkel                                    Income Fund
---------------------
KAREN FINKEL
Sr. Vice President,                                 /s/ James Keegan
Mitchell Hutchins Asset                             ---------------------
Management Inc.                                     JAMES F. KEEGAN
                                                    Senior Vice President
Portfolio Manager,                                  Mitchell Hutchins Asset
PaineWebber Utility                                 Management Inc.
Income Fund
                                                    Portfolio Manager,
                                                    PaineWebber Utility
                                                    Income Fund

PAINEWEBBER UTILITY INCOME FUND

PERFORMANCE RESULTS (UNAUDITED)

                                                                                   TOTAL RETURN(1)
                                                                            ------------------------------
                                                                              12 MONTHS        6 MONTHS
                                                                                ENDED            ENDED
                                             NET ASSET VALUE                  03/31/97         03/31/97
                                 ---------------------------------------
                                  03/31/97     09/30/96      03/31/96
----------------------------------------------------------------------------------------------------------
Class A Shares                    $ 10.20      $  9.77       $   9.76             7.83%           5.94%
Class B Shares                      10.20         9.77           9.75             7.05            5.47
Class C Shares                      10.20         9.77           9.75             7.06            5.49
----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                                                           CAPITAL GAINS      DIVIDENDS          TOTAL
PERIOD COVERED                      NET ASSET VALUE         DISTRIBUTED         PAID           RETURN(1)
                                 ----------------------
                                 BEGINNING      ENDING
-------------------------------------------------------------------------------------------------------
07/02/93-12/31/93                  $10.00       $ 9.70         --          $  0.2340         (0.70)%
-------------------------------------------------------------------------------------------------------
1994                                 9.70         8.28         --             0.4829         (9.71)
-------------------------------------------------------------------------------------------------------
1995                                 8.28        10.14         --             0.4662         28.82
-------------------------------------------------------------------------------------------------------
1996                                10.14        10.56         --             0.3530          7.90
-------------------------------------------------------------------------------------------------------
01/01/97-03/31/97                   10.56        10.20         --             0.0555         (2.88)
-------------------------------------------------------------------------------------------------------
                                               Totals:       $ 0.0000      $  1.5916
-------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 03/31/97:        21.01%
-------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                                           CAPITAL GAINS   DIVIDENDS         TOTAL
PERIOD COVERED                      NET ASSET VALUE         DISTRIBUTED       PAID         RETURN(1)
                                 ----------------------
                                 BEGINNING      ENDING
-------------------------------------------------------------------------------------------------------
07/02/93-12/31/93                  $10.00       $ 9.70         --          $  0.2010         (1.02)%
-------------------------------------------------------------------------------------------------------
1994                                 9.70         8.28         --             0.4169        (10.40)
-------------------------------------------------------------------------------------------------------
1995                                 8.28        10.14         --             0.3980         27.87
-------------------------------------------------------------------------------------------------------
1996                                10.14        10.56         --             0.2756          7.06
-------------------------------------------------------------------------------------------------------
01/01/97-03/31/97                   10.56        10.20         --             0.0332         (3.09)
-------------------------------------------------------------------------------------------------------
                                               Totals:       $ 0.0000      $  1.3247
-------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 03/31/97:        17.65%
-------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS C SHARES

                                                           CAPITAL GAINS   DIVIDENDS         TOTAL
PERIOD COVERED                      NET ASSET VALUE         DISTRIBUTED       PAID         RETURN(1)
                                 ----------------------
                                 BEGINNING      ENDING
-------------------------------------------------------------------------------------------------------
07/02/93-12/31/93                  $10.00       $ 9.70         --          $  0.2020         (1.01)%
-------------------------------------------------------------------------------------------------------
1994                                 9.70         8.28         --             0.4158        (10.41)
-------------------------------------------------------------------------------------------------------
1995                                 8.28        10.14         --             0.3970         27.86
-------------------------------------------------------------------------------------------------------
1996                                10.14        10.56         --             0.2766          7.07
-------------------------------------------------------------------------------------------------------
01/01/97-03/31/97                   10.56        10.20         --             0.0328         (3.10)
-------------------------------------------------------------------------------------------------------
                                               Totals:       $ 0.0000      $  1.3242
-------------------------------------------------------------------------------------------------------
                                              CUMULATIVE TOTAL RETURN AS OF 03/31/97:        17.65%
-------------------------------------------------------------------------------------------------------

1Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER UTILITY INCOME FUND

PORTFOLIO OF INVESTMENTS                                          MARCH 31, 1997

 NUMBER OF
   SHARES                                                      VALUE
------------                                               --------------
COMMON STOCKS -- 85.55%
ELECTRIC UTILITY -- 37.55%

   22,500       Allegheny Power Systems Incorporated....   $      666,562
   25,000       Baltimore Gas & Electric Company........          668,750
   17,500       Boston Edison Company...................          457,188
   18,000       Carolina Power & Light..................          652,500
   15,000       CILCORP Incorporated....................          570,000
   14,000       CMS Energy Corporation..................          460,250
   25,000       DPL Incorporated........................          603,125
   20,000       DQE Incorporated........................          555,000
   30,000       Edison International Incorporated.......          675,000
   17,000       FPL Group Incorporated..................          750,125
   18,000       NIPSCO Industries Incorporated..........          706,500
   30,000       Ohio Edison Company.....................          633,750
   22,500       PECO Energy Company.....................          458,438
   17,500       Public Service Company of Colorado......          678,125
   30,000       Public Service Company of New Mexico....          517,500
   20,000       Puget Sound Power & Light Company.......          505,000
   21,000       SCANA Corporation.......................          532,875
   20,000       Sierra Pacific Resources................          587,500
   22,500       Southern Company........................          475,312
   30,000       TNP Enterprises Incorporated............          641,250
   12,500       Unicom Corporation......................          243,750
   30,000       Wisconsin Energy Corporation............          735,000
                                                           --------------
                                                               12,773,500
                                                           --------------
FINANCIAL SERVICES -- 4.58%

   25,000       Ambassador Apartments Incorporated......          625,000
   20,000       Cousins Properties Incorporated.........          545,000
   20,000       CWM Mortgage Holdings Incorporated......          387,500
                                                           --------------
                                                                1,557,500
                                                           --------------
GAS UTILITY -- 10.12%

   30,000       AGL Resources Incorporated..............          551,250
   25,000       CMS Energy Corporation, Class G.........          465,625
   10,000       El Paso Natural Gas Company.............          566,250
   25,000       MCN Corporation.........................          703,125
   25,000       NICOR Incorporated......................          800,000
   20,000       Public Service Company of North                   357,500
                  Carolina..............................
                                                           --------------
                                                                3,443,750
                                                           --------------
INFORMATION & COMPUTER SERVICES -- 0.10%

    2,000       International Telecomm Systems                     34,000
                  Incorporated*.........................
                                                           --------------

LONG DISTANCE & PHONE COMPANIES -- 17.16%

   12,000       Alltel Corporation......................          390,000
    9,000       Ameritech Corporation...................          553,500
    3,000       Bell Atlantic Corporation...............          182,625
   16,000       BellSouth Corporation...................          676,000

PAINEWEBBER UTILITY INCOME FUND

 NUMBER OF
   SHARES                                                      VALUE
------------                                               --------------
COMMON STOCKS -- (CONCLUDED)
LONG DISTANCE & PHONE COMPANIES -- (CONCLUDED)
   10,000       Brooks Fiber Properties,                   $      178,750
                  Incorporated*.........................
   15,000       GTE Corporation.........................          699,375
   20,000       LCI International Incorporated*.........          335,000
    3,500       NYNEX Corporation.......................          159,688
   12,000       SBC Communications Incorporated.........          631,500
   25,000       SmarTalk Teleservices Incorporated*.....          337,500
   12,500       Telco Communications Group                        248,437
                  Incorporated*.........................
   12,000       Teleport Communications Group                     276,000
                  Incorporated*.........................
   21,000       US West Communications Incorporated.....          714,000
   27,000       Viatel Incorporated*....................          178,875
   12,564       WorldCom Incorporated*..................          276,408
                                                           --------------
                                                                5,837,658
                                                           --------------
MEDIA -- 0.48%

    5,000       Univision Communications                          163,125
                  Incorporated*.........................
                                                           --------------

REAL PROPERTY -- 13.02%

   25,000       Crescent Real Estate Equities...........          668,750
   25,300       Excel Realty Trust Incorporated.........          638,825
   25,000       Franchise Finance Corporation America...          596,875
   18,000       Spieker Properties Incorporated.........          702,000
   22,500       Starwood Lodging Trust..................          877,500
   10,000       Storage USA Incorporated................          368,750
   18,000       Sun Communities.........................          576,000
                                                           --------------
                                                                4,428,700
                                                           --------------
WATER UTILITY -- 1.85%

   30,000       American Water Works Company                      630,000
                  Incorporated..........................
                                                           --------------

WIRELESS TELECOMMUNICATIONS -- 0.69%

   12,500       COLT Telecom Group Plc*.................          235,937
                                                           --------------
Total Common Stocks (cost -- $25,894,033)...............       29,104,170
                                                           --------------

 PRINCIPAL
   AMOUNT                                                     MATURITY          INTEREST
   (000)                                                       DATES             RATES
------------                                               --------------    --------------
CORPORATE BONDS -- 12.28%

CABLE -- 2.16%

   $  750       TCI Communications, Incorporated........      03/31/27           9.650%               733,493
                                                                                               --------------
ELECTRIC UTILITY -- 7.90%

      800       Duquesne Light Company..................      06/15/04           6.625                754,299
      750       Georgia Power Company...................      02/01/23           7.950                731,426
      750       Illinois Power Company..................      08/01/03           6.500                715,397

PAINEWEBBER UTILITY INCOME FUND

 PRINCIPAL
   AMOUNT                                                     MATURITY          INTEREST
   (000)                                                       DATES             RATES             VALUE
------------                                               --------------    --------------    --------------
CORPORATE BONDS -- (CONCLUDED)
ELECTRIC UTILITY -- (CONCLUDED)
   $  500       Texas Utilities Electric Capital........      01/30/37           8.175%        $      486,458
                                                                                               --------------
                                                                                                    2,687,580
                                                                                               --------------
MEDIA -- 2.22%

      500       News America Holdings Incorporated......      10/17/96           8.250                486,124
      300       Viacom Incorporated.....................      01/15/16           7.625                269,547
                                                                                               --------------
                                                                                                      755,671
                                                                                               --------------
                                                                                                    4,176,744
Total Corporate Bonds (cost -- $4,297,604)..............
                                                                                               --------------

CONVERTIBLE BOND -- 1.65%
CABLE -- 1.65%

      650       International Cabletel Incorporated
                  (cost -- $650,000)....................      06/15/08           7.000                560,625
                                                                                               --------------

REPURCHASE AGREEMENT -- 1.13%

      385       Repurchase agreement dated 03/31/97 with
                  State Street Bank and Trust Company,
                  collateralized by $371,625 U.S.
                  Treasury Notes, 7.500%, due 11/15/16;
                  proceeds: $385,053 (cost --
                  $385,000).............................      04/01/97           5.000                385,000
                                                                                               --------------
                                                                                                   34,226,539
Total Investments (cost -- $31,226,637) -- 100.61%......
                                                                                                     (208,438)
Liabilities in excess of other assets -- (0.61)%........
                                                                                               --------------
                                                                                               $   34,018,101
Net Assets -- 100.00%...................................
                                                                                               --------------
                                                                                               --------------

-----------------

*Non-Income producing

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 1997

ASSETS
Investments in securities, at value (cost $31,226,637).................................................  $34,226,539
Dividends and interest receivable......................................................................     181,963
Deferred organizational expenses.......................................................................      35,291
Other assets...........................................................................................      82,804
                                                                                                         ----------
Total assets...........................................................................................  34,526,597
                                                                                                         ----------

LIABILITIES
Payable for shares of beneficial interest repurchased..................................................     150,129
Dividends payable......................................................................................     124,977
Payable for investments purchased......................................................................      63,574
Payable to affiliate...................................................................................      49,391
Accrued expenses and other liabilities.................................................................     120,425
                                                                                                         ----------
Total liabilities......................................................................................     508,496
                                                                                                         ----------

NET ASSETS
Beneficial interest -- $0.001 par value (unlimited amount authorized)..................................  36,724,552
Undistributed net investment income....................................................................      67,495
Accumulated net realized losses from investment transactions...........................................  (5,773,848)
Net unrealized appreciation of investments.............................................................   2,999,902
                                                                                                         ----------
Net assets.............................................................................................  $34,018,101
                                                                                                         ----------
                                                                                                         ----------

CLASS A:
Net assets.............................................................................................  $6,038,574
                                                                                                         ----------
Shares outstanding.....................................................................................     592,067
                                                                                                         ----------
Net asset value and redemption value per share.........................................................      $10.20
                                                                                                         ----------
                                                                                                         ----------
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price)........      $10.68
                                                                                                         ----------
                                                                                                         ----------

CLASS B:
Net assets.............................................................................................  $21,070,504
                                                                                                         ----------
Shares outstanding.....................................................................................   2,065,160
                                                                                                         ----------
Net asset value and offering price per share...........................................................      $10.20
                                                                                                         ----------
                                                                                                         ----------

CLASS C:
Net assets.............................................................................................  $6,909,023
                                                                                                         ----------
Shares outstanding.....................................................................................     677,382
                                                                                                         ----------
Net asset value and offering price per share...........................................................      $10.20
                                                                                                         ----------
                                                                                                         ----------

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:
Dividends..............................................................................................  $1,678,936
Interest...............................................................................................     613,956
                                                                                                         ----------
                                                                                                          2,292,892
                                                                                                         ----------

EXPENSES:
Investment advisory and administration.................................................................     314,323
Service fees--Class A..................................................................................      18,987
Service and distribution fees--Class B.................................................................     282,135
Service and distribution fees--Class C.................................................................      91,072
Reports and notices to shareholders....................................................................     117,478
Legal and audit........................................................................................      90,484
Transfer agency and service fees.......................................................................      88,814
State registration.....................................................................................      56,006
Custody and accounting.................................................................................      50,454
Amortization of organizational expenses................................................................      28,193
Trustees' fees.........................................................................................      12,250
Other expenses.........................................................................................      32,285
                                                                                                         ----------
                                                                                                          1,182,481
Less: Fee waivers from investment adviser..............................................................     (30,480)
                                                                                                         ----------
Net expenses...........................................................................................   1,152,001
                                                                                                         ----------
Net investment income..................................................................................   1,140,891
                                                                                                         ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions........................................................   3,613,062
Net change in unrealized appreciation/depreciation of investments......................................  (1,498,897)
                                                                                                         ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES............................................   2,114,165
                                                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................  $3,255,056
                                                                                                         ----------
                                                                                                         ----------

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE
                                                        FOR THE         FOUR MONTHS          FOR THE
                                                      YEAR ENDED           ENDED            YEAR ENDED
                                                    MARCH 31, 1997    MARCH 31, 1996    NOVEMBER 30, 1995
                                                    ---------------   ---------------   ------------------
FROM OPERATIONS:
Net investment income.............................   $  1,140,891      $    725,940       $  2,812,246
Net realized gains (losses) from investment
  transactions....................................      3,613,062          (120,140)          (248,279)
Net change in unrealized appreciation/depreciation
  of investments..................................     (1,498,897)          246,922         10,159,054
                                                    ---------------   ---------------   ------------------
Net increase in net assets resulting from
  operations......................................      3,255,056           852,722         12,723,021
                                                    ---------------   ---------------   ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A....................       (235,539)         (160,776)          (569,343)
Net investment income--Class B....................       (647,343)         (486,821)        (1,637,731)
Net investment income--Class C....................       (212,445)         (156,103)          (559,933)
                                                    ---------------   ---------------   ------------------
Total dividends to shareholders...................     (1,095,327)         (803,700)        (2,767,007)
                                                    ---------------   ---------------   ------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares..............      5,928,914         3,128,944         13,428,355
Cost of shares repurchased........................    (30,023,725)       (9,026,092)       (28,464,756)
Proceeds from dividends reinvested................        700,359           575,298          1,996,330
                                                    ---------------   ---------------   ------------------
Net decrease in net assets from beneficial
  interest transactions...........................    (23,394,452)       (5,321,850)       (13,040,071)
                                                    ---------------   ---------------   ------------------
Net decrease in net assets........................    (21,234,723)       (5,272,828)        (3,084,057)

NET ASSETS:
Beginning of period...............................     55,252,824        60,525,652         63,609,709
                                                    ---------------   ---------------   ------------------
End of period (including undistributed net
  investment income
  of $67,495, $21,931 and $99,691,
  respectively)...................................   $ 34,018,101      $ 55,252,824       $ 60,525,652
                                                    ---------------   ---------------   ------------------
                                                    ---------------   ---------------   ------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber Managed Investments Trust (the "Trust") was organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Trust is a series mutual fund with six funds: PaineWebber Utility Income Fund (the "Fund"), PaineWebber U.S. Government Income Fund, PaineWebber Investment Grade Income Fund, PaineWebber High Income Fund, PaineWebber Low Duration U.S. Government Income Fund and the newly created PaineWebber Asia Pacific Growth Fund. The financial statements for PaineWebber U.S. Government Income Fund, PaineWebber Investment Grade Income Fund, PaineWebber High Income Fund, PaineWebber Low Duration U.S. Government Income Fund and PaineWebber Asia Pacific Growth Fund are not included herein.

  Currently, the Fund offers Class A, Class B, Class C and Class Y shares (no Class Y shares were outstanding during the period). Each class represents interests in the same assets of the Fund, the classes are identical except for differences in their sales charge structure, ongoing service/ distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the costs were incurred.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund, the fair value of the securities. Such quotations are based on the last sales price, or if no sales price, at the closing bid price. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation, which approximates market value, generally is used to value short term debt instruments with sixty days or less remaining to maturity, unless the Trust's board of trustees determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the

NOTES TO FINANCIAL STATEMENTS

collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The Fund follows an investment policy of investing primarily in securities of utility companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of the Fund's investments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% of the Fund's average daily net assets. At March 31, 1997, the Fund owed Mitchell Hutchins $21,536 in investment advisory and administration fees. Mitchell Hutchins voluntarily waived $30,480 of its investment advisory and administration fee for the year ended March 31, 1997.

DISTRIBUTION PLANS

  Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B, and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and

NOTES TO FINANCIAL STATEMENTS

Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 1997, the Fund owed Mitchell Hutchins $26,699 in service and distribution fees.

  Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended March 31, 1997, it earned approximately $170,294 in sales charges.

SECURITY LENDING

  The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The lending agent is PaineWebber, who received no compensation from the Fund for the year ended March 31, 1997.

  As of March 31, 1997, the Fund had no portfolio securities loaned outstanding.

TRANSFER AGENCY SERVICE FEES

  The Fund pays PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent. For these services for the year ended March 31, 1997, PaineWebber earned $17,118. At March 31, 1997, the Fund owed PaineWebber $1,156 for transfer agency service fees.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at March 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

  At March 31, 1997, the components of the net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost).................  $4,474,612
Gross depreciation (investments having an excess of cost over value).................  (1,474,710)
                                                                                       ----------
Net unrealized appreciation of investments...........................................  $2,999,902
                                                                                       ----------
                                                                                       ----------

  For the year ended March 31, 1997, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Purchases............................................................................  $17,264,563
Sales................................................................................  $37,015,782

NOTES TO FINANCIAL STATEMENTS

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

  At March 31, 1997, the Fund had a net capital loss carryforward of $5,773,848 part of which will expire on March 31, 2002 and the remainder on March 31, 2003. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

BENEFICIAL INTEREST

  There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                    CLASS A                  CLASS B                  CLASS C
                                             ----------------------  ------------------------  ----------------------
                                              SHARES      AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
                                             ---------  -----------  ----------  ------------  ---------  -----------
YEAR ENDED MARCH 31, 1997:
Shares sold................................     31,806  $   320,817     105,433  $  1,042,199    438,359  $ 4,565,898
Shares repurchased.........................   (451,582)  (4,514,693) (1,612,857)  (16,178,370)  (911,460)  (9,330,662)
Dividends reinvested.......................     14,673      145,098      40,939       404,457     15,259      150,804
Shares converted from Class B to Class A...     32,221      326,093     (32,241)     (326,093)    --          --
                                             ---------  -----------  ----------  ------------  ---------  -----------
Net decrease...............................   (372,882) $(3,722,685) (1,498,726) $(15,057,807)  (457,842) $(4,613,960)
                                             ---------  -----------  ----------  ------------  ---------  -----------
                                             ---------  -----------  ----------  ------------  ---------  -----------
FOUR MONTHS ENDED MARCH 31, 1996:
Shares sold................................     31,380  $   312,020     200,178  $  2,022,789     79,126  $   794,135
Shares repurchased.........................   (179,206)  (1,801,015)   (513,198)   (5,128,898)  (207,611)  (2,096,179)
Dividends reinvested.......................     11,257      112,880      33,769       338,597     12,349      123,821
Shares converted from Class B to Class A...      1,409       14,346      (1,410)      (14,346)    --          --
                                             ---------  -----------  ----------  ------------  ---------  -----------
Net decrease...............................   (135,160) $(1,361,769)   (280,661) $ (2,781,858)  (116,136) $(1,178,223)
                                             ---------  -----------  ----------  ------------  ---------  -----------
                                             ---------  -----------  ----------  ------------  ---------  -----------
YEAR ENDED NOVEMBER 30, 1995:
Shares sold................................    202,622  $ 1,796,027   1,035,911  $  9,257,241    267,682  $ 2,375,087
Shares repurchased.........................   (677,777)  (5,988,235) (1,767,458)  (15,877,641)  (740,795)  (6,598,880)
Dividends reinvested.......................     44,624      400,419     128,806     1,156,031     49,070      439,880
Shares converted from Class B to Class A...     23,499      218,286     (23,473)     (218,286)    --          --
                                             ---------  -----------  ----------  ------------  ---------  -----------
Net decrease...............................   (407,032) $(3,573,503)   (626,214) $ (5,682,655)  (424,043) $(3,783,913)
                                             ---------  -----------  ----------  ------------  ---------  -----------
                                             ---------  -----------  ----------  ------------  ---------  -----------

PAINEWEBBER UTILITY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                     CLASS A
                                       -------------------------------------------------------------------
                                                                         FOR THE YEARS
                                          FOR THE         FOR THE            ENDED         FOR THE PERIOD
                                        YEAR ENDED      FOUR MONTHS       NOVEMBER 30,      JULY 2, 1993+
                                         MARCH 31,      ENDED MARCH    ------------------  TO NOVEMBER 30,
                                           1997          31, 1996       1995       1994         1993
                                       -------------   -------------   -------    -------  ---------------
Net asset value, beginning of
  period.............................        $ 9.76          $ 9.77     $ 8.31     $ 9.66       $10.00
                                       -------------   -------------   -------    -------      -------
Net investment income................          0.34            0.15       0.47       0.48         0.20
Net realized and unrealized gains
  (losses) from investments..........          0.41              --       1.44      (1.31)       (0.39)
                                       -------------   -------------   -------    -------      -------
Net increase (decrease) from
  investment operations..............          0.75            0.15       1.91      (0.83)       (0.19)
                                       -------------   -------------   -------    -------      -------
Dividends from net investment
  income.............................         (0.31)          (0.16)     (0.45)     (0.52)       (0.15)
                                       -------------   -------------   -------    -------      -------
Net asset value, end of period.......        $10.20          $ 9.76     $ 9.77     $ 8.31       $ 9.66
                                       -------------   -------------   -------    -------      -------
                                       -------------   -------------   -------    -------      -------
Total investment return(1)...........          7.83%           1.46%     23.64%     (8.76)%       (1.95)%
                                       -------------   -------------   -------    -------      -------
                                       -------------   -------------   -------    -------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's)....        $6,039          $9,416    $10,750    $12,532      $16,224
Expenses to average net assets, net
  of waivers from adviser............          1.93%           1.09%*     1.49%      1.58%        1.55%*
Expenses to average net assets,
  before waivers from adviser........          2.00%           1.44%*     1.49%      1.58%        1.55%*
Net investment income to average net
  assets, net of waivers from
  adviser............................          3.27%           4.26%*     5.13%      5.49%        5.38%*
Net investment income to average net
  assets, before waivers from
  adviser............................          3.20%           3.91%*     5.13%      5.49%        5.38%*
Portfolio turnover rate..............            41%             21%        30%        92%          13%
Average commission rate paid(2)......       $0.0600         $0.0600         --         --           --

*Annualized
+Commencement of issuance of shares
(1)Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2)Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                                                             CLASS B
                                                 ----------------------------------------------------------------
                                                                  FOR THE
                                                                    FOUR        FOR THE YEARS
                                                                   MONTHS           ENDED          FOR THE PERIOD
                                                    FOR THE        ENDED        NOVEMBER 30,       JULY 2, 1993+
                                                   YEAR ENDED      MARCH     -------------------    TO NOVEMBER
                                                 MARCH 31, 1997   31, 1996     1995       1994        30, 1993
                                                 --------------   --------   --------   --------   --------------
Net asset value, beginning of period...........      $ 9.75        $ 9.77      $ 8.31     $ 9.65       $10.00
                                                    -------       --------   --------   --------      -------
Net investment income..........................        0.26          0.12        0.40       0.42         0.17
Net realized and unrealized gains (losses) from
investments....................................        0.42         (0.01)       1.45      (1.31)       (0.39)
                                                    -------       --------   --------   --------      -------
Net increase (decrease) from investment
operations.....................................        0.68          0.11        1.85      (0.89)       (0.22)
                                                    -------       --------   --------   --------      -------
Dividends from net investment income...........       (0.23)        (0.13)      (0.39)     (0.45)       (0.13)
                                                    -------       --------   --------   --------      -------
Net asset value, end of period.................      $10.20        $ 9.75      $ 9.77     $ 8.31       $ 9.65
                                                    -------       --------   --------   --------      -------
                                                    -------       --------   --------   --------      -------
Total investment return(1).....................        7.05%         1.10%      22.73%     (9.35)%      (2.29)%
                                                    -------       --------   --------   --------      -------
                                                    -------       --------   --------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..............     $21,071       $34,765     $37,554    $37,156      $45,382
Expenses to average net assets, net of waivers
from adviser...................................        2.69%         1.85%*      2.23%      2.33%        2.29%*
Expenses to average net assets, before waivers
from adviser...................................        2.76%         2.20%*      2.23%      2.33%        2.29%*
Net investment income to average net assets,
net of waivers from adviser....................        2.51%         3.51%*      4.37%      4.72%        4.67%*
Net investment income to average net assets,
before waivers from adviser....................        2.44%         3.16%*      4.37%      4.72%        4.67%*
Portfolio turnover rate........................          41%           21%         30%        92%          13%
Average commission rate paid(2)................     $0.0600       $0.0600       --         --          --

                                                                              CLASS C
                                                 -----------------------------------------------------------------
                                                                  FOR THE
                                                                    FOUR        FOR THE YEARS
                                                                   MONTHS           ENDED           FOR THE PERIOD
                                                    FOR THE        ENDED         NOVEMBER 30,       JULY 2, 1993+
                                                   YEAR ENDED      MARCH     --------------------    TO NOVEMBER
                                                 MARCH 31, 1997   31, 1996     1995        1994        30, 1993
                                                 --------------   --------   ---------   --------   --------------
Net asset value, beginning of period...........      $ 9.75        $ 9.77       $ 8.31     $ 9.65       $10.00
                                                    -------       --------   ---------   --------      -------
Net investment income..........................        0.25          0.12         0.40       0.42         0.16
Net realized and unrealized gains (losses) from
investments....................................        0.43         (0.01)        1.45      (1.31)       (0.38)
                                                    -------       --------   ---------   --------      -------
Net increase (decrease) from investment
operations.....................................        0.68          0.11         1.85      (0.89)       (0.22)
                                                    -------       --------   ---------   --------      -------
Dividends from net investment income...........       (0.23)        (0.13)       (0.39)     (0.45)       (0.13)
                                                    -------       --------   ---------   --------      -------
Net asset value, end of period.................      $10.20        $ 9.75       $ 9.77     $ 8.31       $ 9.65
                                                    -------       --------   ---------   --------      -------
                                                    -------       --------   ---------   --------      -------
Total investment return(1).....................        7.06%         1.10%       22.71%     (9.36)%      (2.28)%
                                                    -------       --------   ---------   --------      -------
                                                    -------       --------   ---------   --------      -------
Ratios/Supplemental Data:
Net assets, end of period (000's)..............      $6,909       $11,072      $12,222    $13,922      $17,866
Expenses to average net assets, net of waivers
from adviser...................................        2.70%         1.85%*       2.24%      2.32%        2.29%*
Expenses to average net assets, before waivers
from adviser...................................        2.76%         2.20%*       2.24%      2.32%        2.29%*
Net investment income to average net assets,
net of waivers from adviser....................        2.51%         3.50%*       4.37%      4.69%        4.67%*
Net investment income to average net assets,
before waivers from adviser....................        2.44%         3.15%*       4.37%      4.69%        4.67%*
Portfolio turnover rate........................          41%           21%          30%        92%          13%
Average commission rate paid(2)................     $0.0600       $0.0600       --          --          --

PAINEWEBBER UTILITY INCOME FUND

              REPORT OF ERNST & YOUNG LLP
              INDEPENDENT AUDITORS

             The Board of Trustees and Shareholders
             PaineWebber Managed Investments Trust

               We have audited the accompanying statement of assets and
             liabilities, including the portfolio of investments, of PaineWebber Utility Income Fund (one of the Portfolios of PaineWebber Managed Investments Trust) (the "Fund") as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended March 31, 1997, the four months ended March 31, 1996 and the year ended November 30, 1995 and the financial highlights for each of the indicated periods. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber Utility Income Fund as of March 31, 1997, the results of its operations for the year then ended March 31, 1997, the changes in its net assets for the year ended March 31, 1997, the four months ended March 31, 1996 and the year ended November 30, 1995 and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                      [SIGNATURE]

             New York, New York

             May 13, 1997

PAINEWEBBER UTILITY INCOME FUND

TAX INFORMATION (UNAUDITED)

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal period end (March 31, 1997) as to the federal tax status of distributions received by shareholders during such fiscal period from the Fund. Accordingly, we are advising you that all of the distributions paid by the Utility Income Fund during the period were derived from net investment income and are taxable as ordinary income. Of these distributions, 72.95% qualifies for the dividends received deduction available to corporate shareholders.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

  Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.       Meyer Feldberg
CHAIRMAN
                             George W. Gowen
Margo N. Alexander
                             Frederic V. Malek
Richard Q. Armstrong
                             Carl W. Schafer
Richard R. Burt

Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander           Julian F. Sluyters
PRESIDENT                         VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld        Karen Finkel
VICE PRESIDENT                    VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

MITCHELL HUTCHINS ASSET MANAGEMENT INC.
1285 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019



THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.
A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM.
READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

UTILITY INCOME FUND

ANNUAL REPORT

MARCH 31, 1997


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PaineWebber offers a family of 22 funds which
encompass a diversified range of investment goals.

BOND FUNDS
-   High Income Fund
-   Investment Grade Income Fund
-   Low Duration U.S. Government Income Fund
-   Strategic Income Fund
-   U.S. Government Income Fund

TAX-FREE BOND FUNDS
-   California Tax-Free Income Fund
-   Municipal High Income Fund
-   National Tax-Free Income Fund
-   New York Tax-Free Income Fund

STOCK FUNDS
-   Capital Appreciation Fund
-   Financial Services Growth Fund
-   Growth Fund
-   Growth and Income Fund
-   Small Cap Fund
-   Utility Income Fund

ASSET ALLOCATION FUNDS
-   Balanced Fund
-   Tactical Allocation Fund

GLOBAL FUNDS
-   Asia Pacific Growth Fund
-   Emerging Markets Equity Fund
-   Global Equity Fund
-   Global Income Fund

PAINEWEBBER MONEY MARKET FUND

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